UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2012

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arangements of Certain Officers.

The Company’s shareholders approved an amendment and restatement of the Company’s 2008 Stock Incentive Plan at the Company’s annual meeting held on May 22, 2012.  The Plan, as amended and restated, permits the compensation committee to grant awards to participants in the Plan that are designed to qualify for the performance-based exception from the tax deductibility limits of Section 162(m) of the Internal Revenue Code.  Under Section 162(m), we may generally not deduct more than $1,000,000 of compensation paid to a named executive officer, unless that compensation is performance-based and has been paid pursuant to a plan approved by shareholders.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on May 22, 2012.

The following table presents the voting results of the election of Class I directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
James L. Anderson	12,921,757	506,421	3,605,504
Sarah J. Anderson	13,166,486	261,692	3,605,504
Anne M. Holloway	12,920,288	507,890	3,605,504

Shareholders approved an amendment and restatement to the Company’s 2008 Stock Incentive Plan, with 12,582,496 shares voting in favor of the amendment and restatement, 677,588 shares voting against the amendment and restatement, 168,094 shares abstaining from voting on the amendment and restatement, and 3,605,504 shares broker non-votes.

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement, received the following votes:

•                  12,185,782 shares voted in favor

•                  977,305 shares voted against

•                  265,091 shares abstained from voting

•                  3,605,504 shares broker non-votes

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with 16,626,998 voting in favor of the appointment, 317,956 shares voting against the appointment and 88,728 shares abstaining from voting on the appointment.

Section 9 - Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

The following documents are filed as an Exhibit to this report:

Exhibit 10.1                              2008 Stock Incentive Plan, as amended and restated (1)

(1)           Management contract or compensatory arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: May 24, 2012	/s/ Eva G. Tang
Eva G. Tang
Senior Vice President-Finance, Chief Financial
Officer, Corporate Secretary and Treasurer